EXHIBIT 99.1

Phone: 800-213-0689 www.SolarWindow.com	Ms. Briana L. Erickson SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@SolarWindow.com

News Release

SolarWindow Raises Over $4.3 Million of Capital in Furtherance of Commercialization Plans

Columbia, MD – June 23, 2016 –SolarWindow Technologies, Inc. (OTCQB: WNDW), a leader in the development of transparent electricity-generating coatings for glass and flexible plastics, today announced the closing of a $3,000,000 second tranche of its two tranche direct-to-investors capital raise efforts (Self-Directed Financing).

The first tranche of the company's financing efforts in the amount of $1,367,100, as previously announced, closed on March 31, 2016.

A total of 28 persons, all of whom were accredited investors, participated in the capital raise; most were existing shareholders of the company at the time the individual subscribed for additional shares.

Mr. John Conklin, President and CEO of SolarWindow Technologies, Inc., noted the significance of this by stating, "SolarWindow is privileged to have all of our legacy and new shareholders stand by our side as we drive forward with the development of SolarWindow™ transparent electricity-generating coatings. It has always been a priority of ours to provide our shareholders the opportunity to invest in additional shares at the same price as our company's major shareholders. This capital raise significantly strengthens our company's commitment to achieving commercialization."

According to Conklin, "The $4,367,100 capital dramatically enhances the company's ability to achieve necessary milestones leading to the ultimate goal of commercializing SolarWindow™."

The company intends to utilize the proceeds from the Self-Directed Financing to:

•	Build strategic partnerships with glass, energy, chemical, and building industries
•	Achieve specific development objectives required to commercialize SolarWindow™
•	Engage capital markets to attract both retail and institutional investors

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Conklin further noted that the company's commercialization efforts have been ongoing as further evidenced by the recently completed successful performance tests of its transparent electricity-generating coatings for glass-to-glass lamination processes, which demonstrated:

•	The proprietary interconnection system that carries electricity from the SolarWindow™ coated glass to external wiring was not damaged
•	SolarWindow™ color and clarity was maintained, which is important to customer adoption and sales
•	SolarWindow™ module edge seal remained intact, which is vital to high performance, durability, and product lifecycle

Conklin concluded by stating that, "Raising this additional capital not only brings us that much closer towards revenue generation and developing SolarWindow™ products, which will be instrumental in delivering affordable, clean, renewable energy to help meet the world's growing energy demand, but also demonstrates the ongoing support from its shareholders that the company continues to enjoy."

For additional information regarding the terms and conditions of the Self-Directed Financing Efforts described in this press release, please refer to the Current Report on Form 8-K, which the company filed with the Securities and Exchange Commission (SEC) for the first transaction on April 5, 2016, and the second transaction on June 23, 2016.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. is a developer of next generation, transparent electricity-generating SolarWindow™ coatings.

SolarWindow™ coatings generate electricity on see-through glass and flexible plastics with colored tints popular to skyscraper glass. Unlike conventional systems, SolarWindow™ can be applied to all four sides of tall towers, generating electricity using natural and artificial light conditions and even shaded areas. SolarWindow™ uses organic materials, which are dissolved into liquid, ideal for low-cost high-output manufacturing; and is the subject of a patent pending technology.

For additional information, please call Ms. Briana L. Erickson toll free at 1-800-213-0689 or visit: www.solarwindow.com.

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Follow us on Twitter @solartechwindow, or follow us on Facebook.

To view the full HTML text of this release, please visit: http://solarwindow.com/media/news-events/.

Media Contact:

TrendLogic

Dwain Schenck

800-992-6299

dwain@trendlogicpr.com

For answers to frequently asked questions, please visit our FAQs page: http://solarwindow.com/investors/faqs/

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Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders and the public about the company, SolarWindowTM technology development, and other corporate matters that are in the public domain. At this time, the company will not post information on social media could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the company to review the information we post on the company's website and the social media channels listed below:

•    Facebook
•   Twitter

* This list may be updated from time to time.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the "company" or "SolarWindow Technologies") believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," or "project" or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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